UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 30, 2020
(Date of earliest event reported)

MEDTAINER, INC. (Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29381 (Commission File Number)	65-0207200 (IRS Employer Identification Number)

1620 Commerce St. Corona, CA (Address of principal executive offices)		92880 (ZIP Code)
(844) 226-5649 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant and Douglas P. Heldoorn, its chief executive officer, have entered into an Employment Agreement, dated July 31, 2020 (the “Employment Agreement”).

Under the Employment Agreement, which has a 5-year term beginning August 1, 2020, Mr. Heldoorn will receive an initial salary of $195,000 per year; will be entitled to an annual incentive based on the Registrant’s performance and other criteria determined by the Board of Directors, not to exceed 20% of the sum of the Registrant’s net income plus certain non-cash expenses for each year; and will be eligible for long-term compensation and other benefits to the same extent as other senior executives.

Under the Employment Agreement, the Registrant agreed to exchange 18,000,000 of Mr. Heldoorn’s shares of common stock for 1,000,000 shares of Registrant’s Series A Convertible Preferred Stock. Upon the consummation of this exchange, these shares, together with his 1,230,000 remaining shares of common stock, will give him voting control of the Registrant. The provisions relating to these shares of preferred stock are set forth in Item 8.01 of this report.

In the event that Mr. Heldoorn’s employment is terminated by him for Good Reason or by the Registrant otherwise than for Cause, he will be entitled to receive 2.99 times his then current salary as severance pay, pro rata annual incentive, vesting of awards under long-term plans and certain heathcare benefits. In the event of his disability, he will be entitled to benefits similar to those described in the previous sentence, but not to severance pay.

The Employment Agreement defines “Good Reason” as any of the following events: (i) the Board’s materially and adversely changing his duties, authority or responsibilities, otherwise than as permitted by this Employment Agreement, (ii) the Board’s requiring him to report to any person or body other than the Board, (iii) the Board’s or the Registrant’s reducing his base salary or incentive opportunities, (iv) the Registrant’s relocating its principal place of business so as to result in an increase in Mr. Heldoorn’s one-way commute of more than thirty (30) miles, (v) prior to August 1, 2021, the Registrant’s failure to pay his base salary to the extent that the Registrant is able to do while meeting its current trade obligations or (vi) on and after August 1, 2021, the Registrant’s failure to pay his base salary earned on and after that date as and when due. The events described in clauses (i)-(iv) may be cured, but those described in clauses (v) and (vi) may not be cured. The Employment Agreement defines

The Employment Agreement defines “Cause” as (i) Mr. Heldoorn’s conviction of or entry of a plea of guilty or nolo contendere to any felony involving moral turpitude, fraud, theft, breach of trust or other similar acts, that has a substantial and adverse effect on his qualifications or ability to perform his duties, (ii) his engaging in conduct constituting willful misconduct, gross negligence or fraud that results in significant economic harm to the Registrant or (iii) after February 28, 2021, his continued failure substantially to perform his duties, if such failure is not remedied within 45 days after he receives from the Board written notice thereof, specifying in reasonable detail the particulars of such continued failure.

The foregoing description is qualified in its entirety by reference to the Employment Agreement, which is filed with this report as Exhibit 10.1.

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

The creation of 1,000,000 shares of Series A Convertible Preferred Stock, which has voting rights equal to those of all other classes and series of the Registrant’s capital stock, as described in Item 8.01, and the issuance of those shares to Douglas P. Heldoorn, as described in Item 1.01, will result in a material modification of the rights of the holders of the Registrant’s common stock, inasmuch as they will no longer constitute the class of the Registrant’s equity securities having power to elect directors or the power determine the outcome of votes on matters acted upon by the Registrant’s shareholders. By virtue of Mr. Heldoorn’s ownership of these shares of preferred stock and of 1,230,000 shares of common stock, he will have voting control of the Registrant.

The description of the Series A Convertible Preferred Stock set forth in Item 8.01 and the description of the exchange of by Mr. Heldoorn of 18,000,000 shares of common stock for 1,000,000 shares of Series A Convertible Preferred Stock are incorporated in this Item 3.03 by reference thereto.

Section 8 - Other Events

Item 8.01 Other Events.

On July 30, 2020, the Registrant, which does not have a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, filed a certificate of amendment with the Secretary of State of the State of Florida, pursuant to which a series 1,000,000 of its 10,000,000 shares was created, which Series is named Series A Convertible Preferred Stock (“Series A Preferred Stock”). Each share of this Series A Preferred Stock is convertible into 18 shares of common stock, has the dividend and distribution rights and redemption rights of the shares of common stock into which it is convertible, is not redeemable and has voting power equal to the combined voting power of all other of classes and series of the Registrant’s capital stock.

The foregoing description is qualified in its entirety by reference to said certificate of amendment Employment Agreement, which is filed with this report as Exhibit 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Title
3.1	Certificate of Amendment to Registrant’s Articles of Incorporation, filed with the Secretary of State of the State of Florida on July 30, 2020. Filed herewith.
10.1	Employment Agreement, dated July 31, 2020, by and between Registrant and Douglas P. Heldoorn. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTAINER, INC.

By: /s/ Douglas Heldoorn

Douglas Heldoorn

Chief Executive Officer

Dated: August 7, 2020